Supplement to the John Hancock Growth Trends Fund prospectus and statement of additional information dated November 1, 2000



Replace the third sentence in the first paragraph of the "Goal and Strategy" section of the prospectus with the following:

Due to changes in market values, assets will be reallocated annually and cash will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector.




Replace the third sentence in the third paragraph of the "Investment Objective and Policies" section of the statement of additional information with the following:

In addition, net cash flows into the Fund will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector.




January 8, 2001